UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22549

Northern Lights Fund Trust II

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska	68130

(Address of principal executive offices)	(Zip code)

James Ash, Gemini Fund Services, LLC

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant’s telephone number, including area code: 631-470-2619

Date of fiscal year end: 11/30

Date of reporting period: 11/30/12

Item 1. Reports to Stockholders

INNEALTA CAPITAL SECTOR ROTATION FUND

INNEALTA CAPITAL COUNTRY ROTATION FUND

Annual Report

November 30, 2012

www.innealtacapital.com
 1 (855) USE-ETFS

Distributed by Northern Lights Distributors, LLC
Member FINRA

Performance Review

Innealta Capital Country Rotation Fund (ICCIX)

The Innealta Capital Country Rotation Fund – Class I shares (ICCIX) returned 8.76% on a total-return basis year to date through the fiscal year end of 11.30.12. This compares to a total return of 9.80% for the fund’s benchmark, which is comprised of a 60%/40% quarterly rebalanced blend of the MSCI All-Country World Daily TR Net Ex. USA Index (MSCI ACWI-ex) and the Barclays Capital U.S. Aggregate Index (BarCap Aggregate), respectively. For comparison’s sake, the individual components of that blended index returned 12.92% and 4.36%, in that same order, for those 11 months.

Supplemental to standardized performance, but core to the focus of our investment objective at Innealta, the risk-relative return of the fund compared favorably to the benchmark. For the eleven-month period, the trailing standard deviation of daily returns was 3.34% for the fund, versus 8.48% for the benchmark. To compare risk-relative returns, we take the simple ratio of those two metrics, total return and standard deviation, to compute the risk per unit of return. The resulting return per unit of risk for the fund was 2.63, versus 1.16 for the benchmark. Also for supplemental comparison’s purposes, for the 11-month period the return per unit of risk for the MSCI ACWI-ex was 0.88 and for the BarCap Aggregate was 1.78.

Innealta Capital Sector Rotation Fund (ICSIX)

The Innealta Capital Sector Rotation Fund – Class I shares (ICSIX) returned 7.78% on a total-return basis year to date through the fiscal year end of 11.30.12. This compares to a total return of 10.77% for the fund’s benchmark, which is comprised of a 60%/40% quarterly rebalanced blend of the S&P 500 Index (S&P 500) and the BarCap Aggregate, respectively. For comparison’s sake, the individual components of that blended index returned 14.96% and 4.36%, in that same order, for those 11 months.

Supplemental to standardized performance, but core to the focus of our investment objective at Innealta, the risk-relative return of the fund compared favorably to the benchmark. For the eleven-month period, the trailing standard deviation of daily returns was 3.19% for the fund, versus 6.93% for the benchmark. To compare risk-relative returns, we take the simple ratio of those two metrics, total return and standard deviation, to compute the risk per unit of return. The resulting return per unit of risk for the fund was 2.44, versus 1.57 for the benchmark. Also for supplemental comparison’s purposes, for the 11-month period the return per unit of risk for the S&P 500 was 1.22 and for the BarCap Aggregate was 1.78.

Year in Review

The calendar year so far in review (the Funds’ inception was 12.30.11) presented a host of challenges to equity market investors. Various sources of market distress ranged from the most pressing, which included the escalating severity of sovereign solvency in Europe and potential geopolitical crises in the Middle East, to matters less near-term dire, but potentially more disconcerting over the long-term. Fine examples of the latter were the evolution of the internal drivers of China’s macroeconomic growth and America’s devolving solvency and political discourse.

In an otherwise ‘normal’ environment one might have expected that investor reaction to these forces would have held back equity market performance. But these are no normal times, in our view, not least when one considers the beyond-extraordinary measures that central banks around the world, the U.S. Federal Reserve in particular, have taken to support macroeconomic growth-oriented goals. In their views, these efforts have been warranted by the severe compression in macroeconomic activity caused by the credit crisis of 2008 and the slow...at best...resumption of growth since. The effect of these endeavors, per our reckoning, is that equity markets found greater favor than might otherwise have been expected.

To offer some credit, targeting a presumed ‘wealth effect’ engendered by equity market gains was a stated goal of Federal Reserve Chairman Ben Bernanke. However, we’re not alone in our questioning of the macroeconomic impact of equity market gains—we think any impact is at best negligible. Even more, we wonder (often aloud in our monthly commentaries) whether the near-term ‘benefits’ of these efforts justify what we believe will be incommensurately grand longer-term costs. Top of mind is the market dislocation we expect to be seen in fixed income and equity markets as the Federal Reserve begins to unload the colossal sum of Treasury securities it has amassed on its balance sheet ($3+ trillion and counting). Federal Reserve support of the economy must at some point come to an end. The longer we wait, though, the more abrupt the shutoff will have to be and the more impactful on market order it’s likely to prove.

Even more, recent Fed work has been as much about guiding market behavior as it has been about supporting runaway federal deficits. We wonder what shall happen to core macroeconomic growth once the Federal Reserve shuts off the spigot (or, perhaps better, closes the hatch and lands the helicopter). Those unprecedented deficits already once have nearly brought the U.S. government to a standstill—the Great Debt Ceiling Debate of 2011—imparting no minor amount of fear in equity market participants that the U.S. Government would soon begin to find less ample support for its growing need for debt financing. The ‘resolution’ to the debate was a rather brutish threat of sequestration and tax-cut-cessation that few at the time thought would prove likely. Unfortunately, we’ve seen very little action against those deficits since that time, and as we close in on the New Year, Democrats newly emboldened by an Obama election win have hardened their stances against benefit cuts and for tax increases. With those on the other side of the aisle naturally digging in their own heels, we’ve the expectation that nothing long-term salient in regard to fixes to our growing fiscal predicament will come before the year end. As is its nature, in our view, Washington is much more likely to offer a very temporary fix that will lead us to very similar discussion only a few months hence with nothing in terms of progress to show for the passage of time.

As a nation, we must eventually work to reverse our course of growing deficits, lest we face a crisis now so obvious in Europe. Depending on the severity of the reversal, we should expect to face austerity-induced macroeconomic pressures that are almost for sure to negatively impact equity fundamentals, even though much-needed thrift would make for progress in supporting the government’s longer-term solvency. What’s so interesting (sad, really...) about recent political-cum-market discourse is the rampant fear of falling off the fiscal cliff. Even as folks began to understand that the cliff was really more of a slope, there was terror on the floors in regard to the potential impact on GDP. At least, that’s what folks were saying on the TV; seems we saw little of that terror showing up in market performance. But isn’t that impending required austerity going to look a lot like the fiscal cliff/slope anyway? At some point, those fears will have to give way to rational acceptance of the fact that withdrawal of unnatural support for (some would rather say impediments to) the natural mechanics of the U.S. economy (and the European...if not soon also the Chinese...economies) will almost assuredly result in dampened expectations for growth. Those weakened outlooks, in turn, will likely prove very obvious in equity market fundamentals and the valuation investors fix upon them.

Tactical Moves in 2012

With ongoing geopolitical and macroeconomic stress as the backdrop, our review of our quantitative framework1 left the investment committee rarely entertaining adding equity exposure to the fixed income portfolio that serves as the foundation of the two strategies. The only equity position taken on in the Sector Rotation Fund (ICSIX) was an approximately nine-month investment in the Energy sector. Otherwise, and very generically speaking (tough, and perhaps unnecessary, to give a more specific review in this limited space), our reads of U.S. sector equity market fundamentals remained neutral at best, and well negative in some cases. Meantime, risk metrics remained similarly unexceptional in terms of attraction. As for the Country Rotation Fund (ICCIX), we found three occasions to add equity to the portfolio from the list of more than 30 country markets currently within the opportunity set. With more than one country market added during two of those periods, we made seven individual equity investments during the year. Among the countries included in those investments were Colombia, Hong Kong, Russia, Singapore and South Africa. Hong Kong and Singapore, in fact, were twice added to the portfolio over the course of the year.

Looking forward...

The waves of fervor for U.S. equities so far this year (and for the past five years, for that matter) have been surprising, so lightly supported they have been in our view from a fundamental standpoint. Sure there have been supporting forces at work...the Central Banks of the world...but those forces are well suspect in their abilities to engender sustainable long-term macroeconomic health. The folly of the rush into equities is proved by what so far have been near inevitable floes back out. The same has been true in global equity markets, with particular volatility seen among emerging markets.

It has been our preference, in light of the above, to maintain a defensive stance in the fixed income space. Not that we’ve stood still in our fixed income allocations, though. We made several rather large shifts in the fixed income portfolio during the year, including a shift away from U.S. Treasuries in favor of U.S. Corporates, in turn followed by a shift from U.S. exposures to fundamental and currency (via non-dollar-denominated fixed income ETFs) exposures outside the U.S. and the U.S. dollar. Though we think sustained increases in interest rates are still well off, the Investment Committee will remain every bit as mindful of the various exposures to risk within the fixed income portfolio and will continue to alter allocations there to take advantage of segments made available via new ETF introductions in an effort to balance prospective income and capital returns with expected total-portfolio risk.

With nary a true resolution to Europe’s debt woes in sight, increasing tension in the Middle East and further bungling of America’s balance sheet still top of mind as we head into the New Year, we expect to retain a similarly defensive stance, at least in the near term. Readers should know, though, that the Innealta Investment Committee remains ever mindful of the trust that you have placed in us and the opportunities that such turbulent times can present. We offer our many thanks for that trust and welcome the ability to continue serving your investment needs in 2013.

Barclays Capital U.S. Aggregate Bond Index covers the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, Government-Related, Corporate, MBS, ABS, and CMBS sectors. Fix income securities are subject to risks including inflationary and interest rate changes, among others. Unmanaged index returns do not reflect any fees, expenses or sales charges and you cannot invest directly in an index.

[1] Suggesting to those not so familiar with our work a visit to our Web site, www.innealtacapital.com, to learn more about our investment methodology, we’ll remind readers that our framework weights equally assessments of equity market risk and fundamentals, further informed by broader macroeconomic and narrow technical (equity market price series) reviews.

MSCI ACWI Index is a market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets excluding the United States.

S&P 500 Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

2064-NLD-12/31/2012

INNEALTA CAPITAL SECTOR ROTATION FUND
PORTFOLIO REVIEW (Unaudited)
November 30, 2012

The Fund’s performance figures* for the period ending November 30, 2012, compared to its benchmarks:

Inception** - November 30, 2012

Innealta Capital Sector Rotation Fund – Class I	7.78%
Innealta Capital Sector Rotation Fund – Class N	7.48%
Barclays Aggregate Bond Index	4.36%
S&P 500 Total Return Index	14.96%
Blended Benchmark Index***	10.77%

*

The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gain distributions. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expenses are 1.47% for Class I shares and 1.72% for Class N shares per the March 23, 2012, prospectus. For performance information current to the most recent month-end, please call toll-free 1-855-873-3837 (1-855-USE-ETFS).

**	The Fund’s inception date is December 30, 2011.

Barclays Aggregate Bond Index is commonly used as a benchmark by both passive and active investors to measure portfolio performance relative to the U.S. dollar-denominated investment grade fixed-rate taxable bond market. It is also an informational measure of broad market returns commonly applied to fixed income instruments. The index contains approximately 8,200 fixed income issues and is valued at around $15 trillion, representing 43% of the total U.S. bond market.

The S&P 500 Total Return Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses.

*** The Blended Benchmark Index represents a blend of 60% S&P 500 and 40% Barclays Capital Aggregate Bond Index.

Comparison of the Change in Value of a $10,000 Investment

INNEALTA CAPITAL SECTOR ROTATION FUND
PORTFOLIO REVIEW (Unaudited)
November 30, 2012

The Fund’s Top Asset Classes are as follows:

Asset Class	% of Net Assets

Debt	97.5%
Other, Cash & Cash Equivalents	2.5%

100.0%

INNEALTA CAPITAL COUNTRY ROTATION FUND
PORTFOLIO REVIEW (Unaudited)
November 30, 2012

The Fund’s performance figures* for the period ending November 30, 2012, compared to its benchmarks:

Inception** - November 30, 2012

Innealta Capital Country Rotation Fund – Class I	8.76%
Innealta Capital Country Rotation Fund – Class N	8.55%
Barclays Aggregate Bond Index	4.36%
MSCI All Country World exUSA Net Index	12.92%
Blended Benchmark Index***	9.80%

*

The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gain distributions. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expenses are 1.47% for Class I shares and 1.72% for Class N shares per the March 23, 2012, prospectus. For performance information current to the most recent month-end, please call toll-free 1-855-873-3837 (1-855-USE-ETFS).

**	The Fund’s inception date is December 30, 2011.

The Barclays Aggregate Bond Index is commonly used as a benchmark by both passive and active investors to measure portfolio performance relative to the U.S. dollar-denominated investment grade fixed-rate taxable bond market. It is also an informational measure of broad market returns commonly applied to fixed income instruments. The index contains approximately 8,200 fixed income issues and is valued at around $15 trillion, representing 43% of the total U.S. bond market.

The MSCI All Country World exUSA Net Index is a free float-adjusted market capitalization index maintained by Morgan Stanley Capital International (MSCI) and designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The MSCI All Country World Index Ex-U.S. consists of 45 country indices comprising 24 developed and 21 emerging market country indices.

*** The Blended Benchmark Index represents a blend of 60% MSCI All Country World exUSA Net Index and 40% Barclays Capital Aggregate Bond Index.

Comparison of the Change in Value of a $10,000 Investment

INNEALTA CAPITAL COUNTRY ROTATION FUND
PORTFOLIO REVIEW (Unaudited)
November 30, 2012

The Fund’s Top Asset Classes are as follows:

Asset Class	% of Net Assets

Debt	93.1%
Equity	3.6%
Other, Cash & Cash Equivalents	3.3%

100.0%

Innealta Capital Sector Rotation Fund
PORTFOLIO OF INVESTMENTS
November 30, 2012

Shares		Value

	EXCHANGE TRADED FUNDS - 97.5%
	DEBT FUNDS - 97.5%
56,067	iShares Barclays MBS Bond Fund	$6,074,299
55,606	iShares Emerging Markets High Yield Bond Fund	3,053,881
24,539	iShares J.P.Morgan USD Emerging Markets Bond Fund	3,011,426
226,550	Market Vectors Emerging Markets Local Currency Bond ETF	6,080,602
114,284	Market Vectors International High Yield Bond ETF	3,044,526
375,303	SPDR Barclays High Yield Bond ETF	15,222,289
158,145	Vanguard Intermediate-Term Corporate Bond ETF	13,989,507
65,322	Vanguard Long-Term Corporate Bond ETF	6,063,188
38,039	Vanguard Short-Term Corporate Bond ETF	3,059,477

	TOTAL EXCHANGE TRADED FUNDS (Cost $58,425,048)	59,599,195

	SHORT-TERM INVESTMENT - 3.2%
	MONEY MARKET FUND - 3.2%
1,950,097	BlackRock Liquidity Funds T-Fund Portfolio, to yield 0.01% ^ (Cost $1,950,097)	1,950,097

	TOTAL INVESTMENTS - 100.7% (Cost $60,375,145) (a)	$61,549,292
	LIABILITIES LESS OTHER ASSETS - (0.7)%	(444,692)

	NET ASSETS - 100.0%	$61,104,600

(a)

Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $60,385,223 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$1,194,537
Unrealized Depreciation:	(30,468)

Net Unrealized Appreciation:	$1,164,069

^ Money market fund; Interest rate reflects seven-day effective yield on November 30, 2012.

See accompanying notes to financial statements.	9

Innealta Capital Country Rotation Fund
PORTFOLIO OF INVESTMENTS
November 30, 2012

Shares		Value

	EXCHANGE TRADED FUNDS - 96.7%
	DEBT FUNDS - 93.1%
26,638	iShares Barclays MBS Bond Fund	$2,885,961
26,256	iShares Emerging Markets High Yield Bond Fund	1,441,980
11,688	iShares J.P.Morgan USD Emerging Markets Bond Fund	1,434,351
107,661	Market Vectors Emerging Markets Local Currency Bond ETF	2,889,621
54,494	Market Vectors International High Yield Bond ETF	1,451,720
178,202	SPDR Barclays High Yield Bond ETF	7,227,873
81,662	Vanguard Intermediate-Term Corporate Bond ETF	7,223,821
31,164	Vanguard Long-Term Corporate Bond ETF	2,892,642
17,972	Vanguard Short-Term Corporate Bond ETF	1,445,488

		28,893,457

	EQUITY FUND - 3.6%
40,583	Market Vectors Russia ETF	1,129,831

	TOTAL EXCHANGE TRADED FUNDS (Cost $29,485,132)	30,023,288

	SHORT-TERM INVESTMENT - 3.8%
	MONEY MARKET FUND - 3.8%
1,174,497	BlackRock Liquidity Funds T-Fund Portfolio, to yield 0.01% ^ (Cost $1,174,497)	1,174,497

	TOTAL INVESTMENTS - 100.5% (Cost $30,659,629) (a)	$31,197,785
	LIABILITIES LESS OTHER ASSETS - (0.5)%	(157,947)

	NET ASSETS - 100.0%	$31,039,838

(a)

Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $30,671,368 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$541,476
Unrealized Depreciation:	(15,059)

Net Unrealized Appreciation:	$526,417

^ Money market fund; Interest rate reflects seven-day effective yield on November 30, 2012.

See accompanying notes to financial statements.	10

Innealta Capital Funds
 STATEMENTS OF ASSETS AND LIABILITIES
November 30, 2012

	Innealta Capital Sector Rotation Fund	Innealta Capital Country Rotation Fund

ASSETS
Investment securities:
At cost	$60,375,145	$30,659,629

At value	$61,549,292	$31,197,785
Cash	401,912	199,147
Receivable for Fund shares sold	259,758	84,758
Dividends and interest receivable	62,223	30,993
Prepaid expenses & other assets	33,752	30,957

TOTAL ASSETS	62,306,937	31,543,640

LIABILITIES
Payable for investments purchased	1,103,125	343,551
Payable for Fund shares redeemed	43,685	126,009
Investment advisory fees payable	27,400	2,641
Distribution (12b-1) fees payable	4,514	3,738
Fees payable to other affiliates	3,591	9,211
Accrued expenses and other liabilities	20,022	18,652

TOTAL LIABILITIES	1,202,337	503,802

NET ASSETS	$61,104,600	$31,039,838

Net Assets Consist Of:
Paid in capital [$0 par value, unlimited shares authorized]	$59,006,896	$29,936,639
Undistributed net investment income	258,936	108,772
Accumulated net realized gain from security transactions	664,621	456,271
Net unrealized appreciation of investments	1,174,147	538,156

NET ASSETS	$61,104,600	$31,039,838

Net Asset Value Per Share:
Class I Shares:
Net Assets	$37,406,077	$11,612,711
Shares of beneficial interest outstanding	3,508,691	1,076,894

Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$10.66	$10.78

Class N Shares:
Net Assets	$23,698,523	$19,427,127
Shares of beneficial interest outstanding	2,227,835	1,804,010

Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$10.64	$10.77

(a)	Redemptions of shares held less than 60 days may be assessed a redemption fee of 2.00%.

See accompanying notes to financial statements.	11

Innealta Capital Funds
 STATEMENTS OF OPERATIONS
For the Period Ended November 30, 2012

	Innealta Capital Sector Rotation Fund (a)	Innealta Capital Country Rotation Fund (b)

INVESTMENT INCOME
Dividends	$1,179,852	$491,274
Interest	139	82

TOTAL INVESTMENT INCOME	1,179,991	491,356

EXPENSES
Investment advisory fees	307,326	134,526
Distribution (12b-1) fees:
Class N	26,247	23,747
Legal fees	65,153	65,395
Registration fees	49,311	49,311
Transfer agent fees	37,158	36,235
Administration fees	23,996	24,989
Fund accounting fees	22,896	22,933
Audit fees	14,000	14,000
Compliance officer fees	13,555	10,766
Shareholder reporting expense	9,546	6,322
Trustees’ fees	5,988	5,988
Custody fees	4,559	4,583
Insurance expense	2,340	2,340
Non 12b-1 shareholder servicing	1,388	955
Other expenses	4,450	4,373

TOTAL EXPENSES	587,913	406,463

Less: Fees waived and expenses reimbursed by the Adviser	(179,896)	(215,230)

NET EXPENSES	408,017	191,233

NET INVESTMENT INCOME	771,974	300,123

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from security transactions	662,991	455,735
Distributions of realized gains from underlying investment companies	1,630	536
Net change in unrealized appreciation on investments	1,174,147	538,156

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	1,838,768	994,427

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,610,742	$1,294,550

(a)	The Innealta Capital Sector Rotation Fund commenced operations on December 30, 2011.
(b)	The Innealta Capital Country Rotation Fund commenced operations on December 30, 2011.

See accompanying notes to financial statements.	12

Innealta Capital Funds
STATEMENTS OF CHANGES IN NET ASSETS

	Innealta Capital Sector Rotation Fund (a)	Innealta Capital Country Rotation Fund (b)

	For the Period Ended November 30, 2012	For the Period Ended November 30, 2012

FROM OPERATIONS
Net investment income	$771,974	$300,123
Net realized gain from security transactions	662,991	455,735
Distributions of realized gains from underlying investment companies	1,630	536
Net change in unrealized appreciation of investments	1,174,147	538,156

Net increase in net assets resulting from operations	2,610,742	1,294,550

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class I	(330,430)	(73,629)
Class N	(182,608)	(117,722)

Net decrease in net assets from distributions to shareholders	(513,038)	(191,351)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold
Class I	42,920,185	11,668,869
Class N	23,974,025	19,625,898
Net asset value of shares issued in reinvestment of distributions
Class I	293,694	65,679
Class N	167,083	108,883
Payments for shares redeemed
Class I	(7,209,083)	(479,158)
Class N	(1,169,251)	(1,054,309)
Redemption fee proceeds
Class I	22,136	253
Class N	8,107	524

Net increase in net assets from shares of beneficial interest	59,006,896	29,936,639

TOTAL INCREASE IN NET ASSETS	61,104,600	31,039,838

NET ASSETS
Beginning of Period	-	-

End of Period*	$61,104,600	$31,039,838

*Includes undistributed net investment income of:	$258,936	$108,772

SHARE ACTIVITY - CLASS I
Shares sold	4,179,204	1,115,632
Shares reinvested	27,891	6,144
Shares redeemed	(698,404)	(44,882)

Net increase in shares of beneficial interest outstanding	3,508,691	1,076,894

SHARE ACTIVITY - CLASS N
Shares sold	2,323,584	1,893,757
Shares reinvested	15,898	10,195
Shares redeemed	(111,647)	(99,942)

Net increase in shares of beneficial interest outstanding	2,227,835	1,804,010

(a)	The Innealta Capital Sector Rotation Fund commenced operations on December 30, 2011.
(b)	The Innealta Capital Country Rotation Fund commenced operations on December 30, 2011.

See accompanying notes to financial statements.	13

Innealta Capital Sector Rotation Fund
 FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

	Class I	Class N

	Period Ended November 30, 2012 (1)	Period Ended November 30, 2012 (1)

Net asset value, beginning of period	$10.00	$10.00

Activity from investment operations:
Net investment income (2)	0.25	0.22
Net realized and unrealized gain on investments	0.52	0.52

Total from investment operations	0.77	0.74

Less distributions from:
Net investment income	(0.12)	(0.11)

Paid in capital from redemption fees	0.01	0.01

Net asset value, end of period	$10.66	$10.64

Total return (3)(7)	7.78%	7.48%

Net assets, at end of period (000s)	$37,406	$23,699

Ratio of gross expenses to average net assets (4)(5)(6)	1.82%	2.07%
Ratio of net expenses to average net assets (5)(6)	1.24%	1.49%
Ratio of net investment income to average net assets (5)(6)	2.60%	2.35%

Portfolio turnover rate (7)	56%	56%

(1)	The Innealta Capital Sector Rotation Fund’s Class I and Class N shares commenced operations December 30, 2011.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees.
(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.
(5)	Annualized for periods less than one full year.
(6)	Does not include the expenses of other investment companies in which the Fund invests.
(7)	Not annualized.

See accompanying notes to financial statements.	14

Innealta Capital Country Rotation Fund
 FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

	Class I		Class N

	Period Ended November 30, 2012 (1)		Period Ended November 30, 2012 (1)

Net asset value, beginning of period	$10.00		$10.00

Activity from investment operations:
Net investment income (2)	0.23		0.21
Net realized and unrealized gain on investments	0.65		0.64

Total from investment operations	0.88		0.85

Less distributions from:
Net investment income	(0.10)		(0.08)

Paid in capital from redemption fees	0.00	(3)	0.00	(3)

Net asset value, end of period	$10.78		$10.77

Total return (4)(8)	8.76%		8.55%

Net assets, at end of period (000s)	$11,613		$19,427

Ratio of gross expenses to average net assets (5)(6)(7)	2.87%		3.12%
Ratio of net expenses to average net assets (6)(7)	1.24%		1.49%
Ratio of net investment income to average net assets (6)(7)	2.36%		2.17%

Portfolio turnover rate (8)	97%		97%

(1)	The Innealta Capital Country Rotation Fund’s Class I and Class N shares commenced operations December 30, 2011.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Amount represents less than $0.01 per share.
(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees.
(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.
(6)	Annualized for periods less than one full year.
(7)	Does not include the expenses of other investment companies in which the Fund invests.
(8)	Not annualized.

See accompanying notes to financial statements.	15

Innealta Capital Funds
NOTES TO FINANCIAL STATEMENTS
November 30, 2012

1.	ORGANIZATION

The Innealta Capital Sector Rotation Fund (“SRM”) and Innealta Capital Country Rotation Fund (“CRM”), are each a diversified series of shares of beneficial interest of Northern Lights Fund Trust II (the “Trust”), a statutory trust organized under the laws of the State of Delaware on August 26, 2010, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. SRM and CRM seek long term capital appreciation and income.

The Funds currently offer Class I shares and Class N shares. Class I and Class N shares are offered at net asset value without an initial sales charge. Class N shares are subject to a 0.25% Rule 12b-1 distribution and servicing fee. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Securities, including exchange traded funds, listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the last bid price on the day of valuation. Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the last reported bid price on the valuation date. Index options and options not listed on a security exchange or board of trade shall be valued at the last reported bid price on the valuation date. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

Innealta Capital Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2012

A Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more officers from each of the (i) Trust, (ii) administrator, and (iii) Adviser. The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Team and Valuation Process – This team is composed of one or more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset values. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Funds’ holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Innealta Capital Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2012

The Funds utilize various methods to measure fair value of all of their investments on a recurring basis. GAAP establishes the hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of November 30, 2012 for the Funds’ assets measured at fair value:

Innealta Capital Sector Rotation Fund
Assets *	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$59,599,195	$-	$-	$59,599,195
Money Market Fund	1,950,097	-	-	1,950,097
Total	$61,549,292	$-	$-	$61,549,292

Innealta Capital Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2012

Innealta Capital Country Rotation Fund
Assets *	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$30,023,288	$-	$-	$30,023,288
Money Market Fund	1,174,497	-	-	1,174,497
Total	$31,197,785	$-	$-	$31,197,785

There were no transfers in to or out of Level 1 and Level 2 during the current period presented. It is the Funds’ policy to recognize transfers in to or out of Level 1 and Level 2 at the end of the reporting period.

The Funds did not hold any Level 3 securities during the period.
* See Portfolio of Investments for industry classification.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. The Funds’ income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually in December. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on ex-dividend date.

Federal Income Taxes – The Funds intend to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no provision for Federal income tax is required. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (none), or expected to be taken in the Funds’ tax returns. The Funds have identified their major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a

Innealta Capital Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2012

particular domestic or foreign market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT TRANSACTIONS

For the period ended November 30, 2012, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $77,465,838 and $19,703,781, respectively, for SRM. For the period ended November 30, 2012, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $44,143,565 and $15,114,169, respectively, for CRM.

4.	INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

The business activities of the Funds are overseen by the Board, which is responsible for the overall management of the Funds. AFAM Capital, Inc. (formerly known as Al Frank Asset Management, Inc.) (the Innealta Capital Division) serves as the Funds’ Investment Adviser (the “Adviser”). The Funds have employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Funds are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities. Pursuant to an Advisory Agreement with the Funds, the Adviser, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Funds pay the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of SRM and 1.00% of CRM average daily net assets.

Pursuant to a written contract (the “Waiver Agreement”), the Adviser has agreed, at least until March 31, 2013, to waive a portion of its advisory fee and has agreed to reimburse SRM and CRM for other expenses to the extent necessary so that the total expenses incurred by the Funds (excluding

Innealta Capital Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2012

taxes, leverage interest, brokerage commissions, expenses of investing in underlying funds, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, or extraordinary expenses, such as litigation, not incurred in the ordinary course of the Funds’ business) do not exceed the following:

	Class I	Class N
SRM	1.24%	1.49%
CRM	1.24%	1.49%

These amounts will herein be referred to as the “expense limitations” and are based upon a per annum of the Funds’ average daily net assets. For the period ended November 30, 2012, the Adviser waived fees and reimbursed expenses for Class I and Class N shares in the amount of $117,157 and $62,739, respectively, for SRM and $60,261 and $154,969, respectively, for CRM.

If the Adviser waives any fee or reimburses any expenses pursuant to the Waiver Agreement, and either Fund’s operating expenses are subsequently lower than their respective expense limitation, the Adviser shall be entitled to reimbursement by the Fund(s) provided that such reimbursement does not cause that Fund’s operating expenses to exceed the respective expense limitation. If either Fund’s operating expenses subsequently exceed the respective expense limitation, the reimbursements for such Fund(s) shall be suspended. The Adviser may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time.

Distributor- The Board has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan provides that a monthly service and/or distribution fee is calculated by the Funds at an annual rate of 0.25% of the average daily net assets of each Fund’s Class N shares. The Funds will pay Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Funds’ shareholder accounts, not otherwise required to be provided by the Adviser. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred. The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of GFS.

Trustees- Effective October 2012 each Trustee who is not an interested person of the Trust or Adviser will receive a quarterly fee of $4,000, allocated to all Funds in the Trust, as well as reimbursement for any reasonable expenses incurred attending the meetings to be paid at the beginning of each calendar quarter. The Audit Committee Chairman receives a $4,000 additional annual fee. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

Innealta Capital Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2012

Prior to October 2012, each Trustee who is not affiliated with the Trust or Adviser received a quarterly fee of $2,000, as well as reimbursement for any reasonable expenses incurred attending the meetings, which was paid at the beginning of each calendar quarter. The Trust does not have a bonus, profit sharing, pension or retirement plan.

Pursuant to separate servicing agreements with GFS, The Funds pay GFS customary fees for providing administration, fund accounting, transfer agency and custody administration services to the Funds. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Funds.

In addition, certain affiliates of GFS provide ancillary services to the Funds as follows:

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Gemcom, LLC (“Gemcom”) - Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Gemcom receives customary fees from the Funds.

5.	REDEMPTION FEES

The Funds may assess a short-term redemption fee of 2.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 60 days. The redemption fee is paid directly to the specific Fund in which the short-term redemption fee occurs. For the period ended November 30, 2012, SRM and CRM assessed $30,243 and $777, respectively, in redemption fees.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the period ended November 30, 2012 were as follows:

	Fiscal Period Ended November 30, 2012
	Ordinary Income	Long-Term Capital Gain	Total
SRM	$513,038	$-	$513,038
CRM	191,351	-	191,351

Innealta Capital Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2012

As of November 30, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gains	Capital Loss Carry Forwards	Post October & Late Year Losses	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/(Deficits)
SRM	$932,005	$1,630	$-	$-	$1,164,069	$2,097,704
CRM	576,273	509	-	-	526,417	1,103,199

The difference between book basis and tax basis unrealized appreciation, undistributed net investment income and accumulated net realized gain from security transactions is primarily attributable to the tax deferral of losses on wash sales.

7.	NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, Financial Accounting Standards Board issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management is currently evaluating the impact these amendments may have on the Funds’ financial statements.

8.	SUBSEQUENT EVENTS

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.

Distributions: The Funds’ Board of Trustees declared the following distributions:

Fund		Short Term Capital Gain Per Share	Long Term Capital Gain Per Share	Dividend Per Share	Record Date	Payable Date
Innealta Capital Sector Rotation Fund	Class I	$0.1131	$0.0004	$0.0988	12/13/2012	12/14/2012
Innealta Capital Sector Rotation Fund	Class N	0.1131	0.0004	0.0849	12/13/2012	12/14/2012

Innealta Capital Country Rotation Fund	Class I	0.1533	0.0003	0.0899	12/13/2012	12/14/2012
Innealta Capital Country Rotation Fund	Class N	0.1533	0.0003	0.0746	12/13/2012	12/14/2012

Management has determined that there were no other subsequent events to report through the issuance of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Innealta Capital Sector Rotation Fund and Innealta Capital Country Rotation Fund and Board of Trustees of Northern Lights Fund Trust II

We have audited the accompanying statements of assets and liabilities of Innealta Capital Sector Rotation Fund and Innealta Capital Country Rotation Fund, each a series of shares of beneficial interest of Northern Lights Fund Trust II (the “Funds”), including the portfolios of investments, as of November 30, 2012, and the related statements of operations and changes in net assets and the financial highlights for the period December 30, 2011 (commencement of operations) through November 30, 2012. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2012 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Innealta Capital Sector Rotation Fund and Innealta Capital Country Rotation Fund as of November 30, 2012, and the results of their operations, the changes in their net assets and their financial highlights for the period December 30, 2011 (commencement of operations) through November 30, 2012, presented in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
January 28, 2013

Innealta Capital Funds
EXPENSE EXAMPLES
November 30, 2012 (Unaudited)

As a shareholder of Innealta Capital Sector Rotation Fund and Innealta Capital Country Rotation Fund, you incur two types of costs: (1) transaction costs and redemption fees; and (2) ongoing costs, including advisory fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Innealta Capital Sector Rotation Fund and Innealta Capital Country Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2012 through November 30, 2012.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Actual	Beginning Account Value 6/1/12	Ending Account Value 11/30/12	Expenses Paid During Period 6/1/12 – 11/30/12*	Expense Ratio During Period 6/1/12 – 11/30/12**

Innealta Capital Sector Rotation Fund:
Class I	$1,000.00	$1,076.80	$6.44	1.24%
Class N	1,000.00	1,075.90	7.73	1.49%

Innealta Capital Country Rotation Fund:
Class I	$1,000.00	$1,079.00	$6.44	1.24%
Class N	1,000.00	1,077.90	7.74	1.49%

Innealta Capital Funds
EXPENSE EXAMPLES (Continued)
November 30, 2012 (Unaudited)

Hypothetical (5% return before Expenses)	Beginning Account Value 6/1/12	Ending Account Value 11/30/12	Expenses Paid During Period 6/1/12 – 11/30/12*	Expense Ratio During Period 6/1/12 – 11/30/12**

Innealta Capital Sector Rotation Fund:
Class I	$1,000.00	$1,018.80	$6.26	1.24%
Class N	1,000.00	1,017.55	7.52	1.49%

Innealta Capital Country Rotation Fund:
Class I	$1,000.00	$1,018.80	$6.26	1.24%
Class N	1,000.00	1,017.55	7.52	1.49%

* Expenses are equal to the average account value over the period, multiplied by the Portfolio’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (366).
** Annualized.

Innealta Capital Funds
SUPPLEMENTAL INFORMATION
November 30, 2012 (Unaudited)

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVAL OF AN INVESTMENT ADVISORY AGREEMENT*

          At a Regular meeting (the “Meeting”) of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on October 28, 2011, the Board, including the disinterested Trustees (the “Independent Trustees”), considered the approval of an Investment Advisory Agreement (“Investment Advisory Agreement”) between the Trust, on behalf of the Innealta Capital Country Rotation Fund and Innealta Capital Sector Rotation Fund (the “Funds”) and AFAM Capital, Inc. (“AFAM”).

          In advance of the October 28, 2011, meeting, the Board requested and received materials to assist them in considering the Investment Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including the Investment Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the continuation of the Investment Advisory Agreement and comparative information relating to the advisory fee and other expenses of the Funds. The materials also included due diligence materials relating to AFAM (including due diligence questionnaires completed by AFAM, select financial information of AFAM, bibliographic information regarding AFAM’s key management and investment advisory personnel, and comparative fee information relating to the Fund) and other pertinent information. Based on their evaluation of the information provided by AFAM, in conjunction with the Funds’ other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved the Investment Advisory Agreement with respect to the Funds. The Independent Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of fund management and met with such counsel separately from fund management.

          In considering the approval of the Investment Advisory Agreement with respect to the Funds and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services. The Board reviewed materials provided by AFAM related to the proposed Investment Advisory Agreement with the Trust, including, a description of the manner in which investment decisions will be made and executed, a review of the professional personnel performing services for the Funds, including the team of individuals that would be primarily responsible for monitoring and executing the investment process. The Board discussed the extent of AFAM’s research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel. Additionally, the Board received satisfactory responses from representatives of AFAM with respect to a series of important questions, including: whether AFAM was involved in any lawsuits or pending regulatory actions; whether AFAM’s management of other accounts would conflict with its management of the Funds; and whether AFAM has procedures in place to adequately allocate trades among its respective clients. The Board reviewed the description provided by AFAM of its practices for monitoring compliance with the Funds’ investment limitations, noting that AFAM would periodically review the portfolio managers’ performance of their duties to ensure compliance under AFAM’s compliance program. The Board then reviewed the capitalization of AFAM based on information provided by and representations made by AFAM and concluded that AFAM was sufficiently well-capitalized, or had the ability to make additional contributions in order to meet its obligations to the Funds.

Innealta Capital Funds
SUPPLEMENTAL INFORMATION
November 30, 2012 (Unaudited)

The Board concluded that AFAM had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of the management services to be provided by AFAM to the Funds were satisfactory.

Performance. The Board considered AFAM’s past performance as well as other factors relating to AFAM’s track record. The Trustees reviewed the performance of AFAM’s composite track records for its proposed strategies, noting that performance was acceptable. The Board concluded that AFAM was expected to obtain an acceptable level of investment return to shareholders.

Fees and Expenses. As to the costs of the services to be provided and profits to be realized by AFAM, the Board reviewed and discussed a comparison of each fund’s management fee and overall expense ratio to a peer group of funds constructed by AFAM with similar investment objectives and strategies. The Board reviewed the contractual arrangements for the Funds, which stated that AFAM had agreed to waive or limit its management fee and/or reimburse expenses at least until March 31, 2013, to limit net annual operating expenses, and found such arrangements to be beneficial to shareholders. The Board concluded that, based on the experience and expertise of the personnel of AFAM, particularly the portfolio managers, and the services to be provided to the Funds by AFAM, the fees to be charged by AFAM were fair and reasonable. The Board concluded that the advisory fees and expense cap for the Funds were fair and reasonable.

Profitability. The Board also considered the level of profits that could be expected to accrue to AFAM with respect to the Funds based on break even and profitability reports and analyses reviewed by the Board and the selected financial information of AFAM provided by AFAM. With respect to AFAM, the Trustees concluded that based on the services provided and the projected growth of the Fund, the fees were reasonable and that anticipated profits from AFAM’s relationship with the Funds were not excessive.

Economies of Scale. As to the extent to which each Fund will realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Trustees discussed the current size of the Funds, AFAM’s expectations for growth of the Funds. The Board noted that the start-up phase of a fund may be too soon to properly evaluate all of the economies and concluded that any material economies of scale would not be achieved in the near term.

Conclusion. Having requested and received such information from AFAM as the Board believed to be reasonably necessary to evaluate the terms of the Investment Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that approval of the Investment Advisory Agreement was in the best interests of each Fund and its shareholders.

* Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Innealta Funds
SUPPLEMENTAL INFORMATION (Unaudited)
November 30, 2012

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees. The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years

Thomas T. Sarkany Year of Birth: 1946	Trustee since October 2011	President, TTS Consultants, LLC since 2010 (financial services); Director of Marketing and of Asset Management; Director of Index Licensing, Value Line (from 1994 to 2010)	25	Director, Value Line Funds; Director, Value Line, Inc.; Director, Aquila Distributors, Trustee, Northern Lights ETF Trust
Anthony H. Lewis Year of Birth: 1946	Trustee Since May 2011	Chairman and CEO of The Lewis Group USA (executive consulting firm).	25	Director, Chairman of the Compensation Committee, and Member of the Audit Committee of Torotel Inc. (Magnetics, Aerospace and Defense)
Keith Rhoades Year of Birth: 1948	Trustee Since May 2011	Director and then Senior Director, General Ledger/Financial Research, Union Pacific Railroad (from 1988 to 2008). Retired since 2008.	25	NONE
Randal D. Skalla Year of Birth: 1962	Trustee since May 2011	President, L5 Enterprises, Inc. since 2001 (financial services company).	25	Orizon Investment Counsel (financial services company) Board Member

Innealta Funds
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
November 30, 2012

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years

Brian Nielsen** Year of Birth: 1972	Trustee Since May 2011

Director, Secretary and General Counsel of Constellation Trust Company since 2004; Secretary and General Counsel of Gemcom, LLC (financial printer) since 2004; Secretary, Manager and General Counsel of Northern Lights Compliance Services, LLC since 2004; Secretary and Chief Legal Officer of AdvisorOne Funds since 2003; Secretary and General Counsel of Gemini Fund Services, LLC since 2012; General Counsel, Manager, President and Secretary of Northern Lights Distributors, LLC (mutual fund distributor) since 2003; General Counsel and Secretary of NorthStar Financial Services Group, LLC since 2003; General Counsel and Secretary of CLS Investments, LLC (investment advisor) since 2001; General Counsel and Secretary of Orion Advisor Services, LLC (back-office servicing company) since 2001; Assistant Secretary to Northern Lights Fund Trust since 2011; and Assistant Secretary of Gemini Fund Services, LLC (2003-2012). Manager, NorthStar Financial Services Group, LLC (since 2012); Manager, Arbor Point Advisors, LLC (since 2012)

			25	NONE
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1969	President Since January 2013	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Gemcom, LLC (since 2004).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1976	Secretary Since May 2011

Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A
Erik Naviloff 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1968	Treasurer Since January 2013	Vice President of Gemini Fund Services, LLC (since 2011); Assistant Vice President, Gemini Fund Services, (2007 - 2012); Senior Accounting Manager, Fixed Income, Dreyfus Corporation (2002 to 2007).	N/A	N/A

Innealta Funds
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
November 30, 2012

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years

Emile Molineaux 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1962	Chief Compliance Officer and AML Officer Since May 2011

General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC (2003 -  2011); CCO of Various clients of Northern Lights Compliance Services, LLC, (Secretary 2003-2011 and Senior Compliance Officer since 2011)

			N/A	N/A
* The term of office for each Trustee and Officer listed above will continue indefinitely.
**  Brian Nielsen is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, and Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-866-734-0131.

PRIVACY POLICY

Rev. October 2011
FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST II (“NLFT II”) DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number •		Account transactions
• Employment information •		Income
• Account balances •		Investment experience

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons NLFT II chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information		Does NLFT II share?	Can you limit this sharing?
For our everyday business purposes -- such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus		Yes	No
For our marketing purposes -- to offer our products and services to you		Yes	No
For joint marketing with other financial companies		Yes	No
For our affiliates’ everyday business purposes -- information about your transactions and experiences		Yes	No
For our affiliates’ everyday business purposes -- information about your creditworthiness		No	We don’t share
For nonaffiliates to market to you		No	We don’t share
Questions?	Call 1-402-493-4603

PRIVACY POLICY (continued)

Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does NLFT II protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does NLFT II collect my personal information?	We collect your personal information, for example, when you
	•	open an account
	•	give us your income information •	provide account information
	•	provide employment information •	give us your contact information

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only
	•	sharing for affiliates’ everyday business purposes—information about your creditworthiness
	•	affiliates from using your information to market to you
	•	sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
The following companies may be considered affiliates of NLFT II:
	•	CLS Investments, LLC
	•	NorthStar Financial Services Group, LLC
	•	Gemcom, LLC
	•	Gemini Fund Services, LLC
	•	Northern Lights Compliance Services, LLC
	•	Northern Lights Distributors, LLC
	•	Orion Advisor Services, LLC
	•	Constellation Trust Company
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
	•	NLFT II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you.
	•	Our joint marketing partners include other financial service companies.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-USE-ETFS or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-USE-ETFS.

INVESTMENT ADVISOR
AFAM Capital, Inc.
12117 FM 2244, Building 3, Suite 170
Austin, Texas 78738

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)      As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)      For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)      Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)        The Code of Ethics is not posted on Registrant’ website.

(f)        A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The board of directors of the fund has determined that the fund does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3) In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction. At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity. The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees
2012 - $ 12,000

(b)	Audit-Related Fees
2012 - None

(c)	Tax Fees
2012 – $ 2,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees
2012 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the

		registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

	(2)	Percentages of Services Approved by the Audit Committee
			2012
		Audit-Related Fees:	0.00%
		Tax Fees:	0.00%
		All Other Fees:	0.00%

(f)

During the audit of registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

		2012 - $ 2,000

(h)      The registrant’s audit committee has considered whether the provision of non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)      Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)      There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)   Code of Ethics herewith.

(a)(2)   Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)   Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust II

By (Signature and Title)
/s/ Kevin E. Wolf
Kevin E. Wolf, President

Date	2/5/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)
/s/ Kevin E. Wolf
Kevin E. Wolf, President

Date	2/5/13

By (Signature and Title)
/s/ Erik Naviloff
Erik Naviloff, Treasurer

Date	2/5/13